UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

TERRA TECH CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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TERRA TECH CORP.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders

	DATE:	September 26, 2016
	TIME:	8:30 a.m. local time
	LOCATION:	Pacific Club, La Jolla Room, 4110 MacArthur Boulevard, Newport Beach, California 92660

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/TRTC and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/TRTC

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before September 12, 2016.

you may enter your voting instructions at https://www.iproxydirect.com/TRTC until 11:59 pm eastern time September 25, 2016.

The purposes of this meeting are as follows:

1.	To elect eight directors;

2.	To ratify the appointment of Tarvaran, Askelson & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To approve the Terra Tech Corp. 2016 Equity Incentive Plan;

4.	To approve an amendment to the Company's Amended Articles of Incorporation to increase the authorized number of shares of common stock and preferred stock to 990,000,000 and 50,000,000, respectively;

5.

To approve an amendment to the Company's Amended Articles of Incorporation to implement one or more reverse stock splits of the Company's common stock at an aggregate ratio of not less than one-for-five and not more than one-for-twenty, within the discretion of the Board of Directors, at any time or from time-to-time prior to September 26, 2017;

6.

To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this proxy statement under the section titled "Executive Compensation", including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (a "say-on-pay" vote);

7.	To hold an advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a "say-on-frequency" vote); and

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on August 12, 2016 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote 'for' all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

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Terra Tech Corp. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

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